On the way
2001 shareholder proxies mailed


September 7, 2001


MFS funds began mailing proxies to more than 4.5 million account holders last week. Because it is such a large undertaking, the proxies will be mailed through mid-September.

MFS clients, including street-name accounts and those handled by other financial intermediaries, will receive a proxy statement and an easy-to-read information booklet featuring a Q&A.

Generally, each proxy will include more than one fund. However, if clients own multiple accounts, they will receive multiple proxy cards - one for each account. MFS is also "householding" mailings of clients who have more than one account in the affected funds so they will receive one proxy booklet and one sheet of voting instructions.

A dealer-only proxy booklet, with additional details regarding the proxy, will be mailed to investment professionals with a copy of MFS Update this week. A schedule of the mailings and other information has been posted on the MFS Web site (www.mfs.com).

If you are an MFS fund shareholder, be sure to vote when you receive your package.

The 2001 Shareholder Proxy for all MFS(R) Funds

Starting in August 2001, the MFS(R) funds are asking all shareholders to vote on a variety of proposals in conjunction with holding the 2001 Shareholder Meetings. Shareholders representing more than 4.5 million accounts in the MFS Funds will receive proxy material, making this the largest solicitation in our history. Because so many accounts will be affected, we're staggering the mailings from late August through mid-September.

All shares in all accounts must be voted

If you have more than one account, you'll receive more than one proxy card -- possibly even in the same package. To conserve mailing costs, we have tried to send all of your proxies together. However, the staggered mailings may mean that you'll get several of these "householded" packages. It's very important that you vote every proxy you receive for every account you own. Otherwise, there may not be enough votes to conduct the shareholder meetings. And that will require costly follow-up mailings to nonvoting accounting holders.

Check out the related links. Find out about the issues. Learn why your vote is important. Vote.

Proxy mailings are a fund expense. So are follow-up solicitations and mailings. Please vote all of your proxies now, and save your fund money.

How to vote

Haven't voted yet?  Here's your chance.

To make it fast and easy, you have three ways to vote -- by Internet, by phone, or by mail.*

If you own your shares in "street" name or through a financial intermediary, your voting instructions will b slightly different. Follow the instructions on your proxy card.

Internet voting

     o    Go to www.proxyweb.com
     o    Enter the control number on your proxy card
     o    Follow the instructions on the site

Telephone voting

     o    Call toll free 1-888-221-0697
     o    Enter the control number on your proxy card
     o    Follow the recorded instructions

Mail voting

     o    Complete and sign the proxy card
     o    Mail the card in the postage-paid return envelope

* Internet and phone voting are not currently available for Massachusetts Investors Trust (MIT).

If you haven't voted yet and you misplaced your proxy card, you can call our funds' proxy solicitation firm, Georgeson Shareholder Communications, Inc., to cast your vote(s). As the phone numbers for each proxy mailing are different, please refer to the related link, "Contact information and schedules." The funds are grouped by record date and listed alphabetically within each grouping. Find your fund in the list, and then call the toll-free number listed for that grouping.

For more information on why you need to vote the shares for each of your accounts and for a discussion of some of the basis issues covered by this proxy, please use the Related Links to the right.

                   The 2001 Shareholder Proxy for MFS(R) Funds

Proxy issues



     o    To elect a Board of Trustees - All Funds

          The purpose of this proposal is to streamline the over-sight of the MFS funds by creating a combined Board that will oversee all MFS funds organized in the United States. Currently, three separate Boards of Trustees serve the MFS funds. Due to a number of pending Trustee retirements, the combined board will avoid the need to add new Trustees to the various boards in the near future.

          This proposal would consolidate the separate Boards into one Board that serves all MFS funds.

          The combined Board would reduce the duplication of Board materials and reports and avoid repeated presentations by the same personnel at different meetings.

     o To authorize the Trustees to adopt an amended and restated Declaration of Trust - All Funds

          The Declaration of Trust is the charter document that describes how a fund conducts business and how it is governed. This proposal would modernize the Declaration of Trust and make it the same for almost all MFS funds.

     o To amend, remove, or add certain fundamental investment policies - All Funds

          The MFS funds have certain fundamental investment policies that cannot be changed without shareholder approval. Some of these policies are no longer needed due to changes in applicable laws and can now be eliminated or revised.

          This proposal would modernize the funds' fundamental investment policies and make them the same for almost all of the MFS funds. The funds will continue to be managed in accordance with the investment policies described in their prospectuses. The Trustees do not expect that the revised policies will change significantly the level of investment risk associated with an investment in the funds.

     o    To approve a new Investment Advisory Agreement with MFS - All Funds

          Each MFS fund has an Investment Advisory Agreement with MFS.

          This proposal would modernize these Agreements and make them the same for almost all of the MFS funds. Under this proposal, the investment management fee payable by the funds would not change.

     o To approve a new investment management fee - This proposal is for the following 11 funds ONLY

     o    MFS(R)Bond Fund
     o    MFS(R)Government Securities Fund
     o    MFS(R)Government Limited Maturity Fund
     o    MFS(R)Global Total Return Fund
     o    MFS(R)High Income Fund
     o    MFS(R)Municipal Bond Fund
     o    MFS(R)Municipal Income Fund
     o    MFS(R)Municipal High Income Fund
     o    MFS(R)Utilities Fund
     o    MFS(R)Strategic Income Fund
     o    MFS(R)Total Return Fund

          The investment management fee for these MFS funds is based upon a percentage of each fund's average daily net assets and a percentage of the fund's gross income.

          This proposal would simplify the management fee by basing the fee solely on average daily net assets. This proposal is not designed to increase the management fee, although the effective management fee could be higher or lower than it has been under the current fee structure.

     o To change the funds' investment objectives from fundamental to nonfundamental - MFS(R) Money Market Fund and MFS(R) Government Money Market Fund ONLY

          Currently, the investment objectives of these funds may not be changed without shareholder approval. (The investment objectives of the other MFS funds are currently nonfundamental.)

          This proposal would allow the funds' Trustees to change the investment objectives without obtaining further shareholder approval. The added flexibility would permit the fund to react more quickly if it determines that such a change is in shareholders' best interest. The proposal would save the cost and time delays of conducting a shareholder meeting. Currently, the Trustees have no intention to change the investment objective of either fund.

     o To change the following funds' investment policy from fundamental to nonfundamental:

          o    MFS(R)Charter   Income   Trust  -  investment   in   fixed-income
               securities

          o MFS(R)Intermediate Income Trust - investment in U.S. and foreign government securities.

          o MFS(R)Government Markets Income Trust - investment in U.S. government securities.

          o MFS(R) Institutional Emerging Equities Fund - investment in common stocks and other types of securities.

          Currently, the investment policies of these funds may not be changed without shareholder approval.

          This proposal would allow the funds' Trustees to change the investment policies without obtaining further shareholder approval. The added flexibility would permit the fund to react more quickly if it determines that an investment policy change is in shareholders' best interest.

          The proposal would save the cost and time delays of conducting a shareholder meeting. Currently, the Trustees have no intention of changing the investment policies of any of the funds.

     o To ratify the selection of the independent public accountants for the current fiscal year.

          This is a standard, routine item on proxy statements.

Why vote?

If there aren't enough votes to approve a proposal, the shareholder meetings for that fund will be adjourned to a later date. Shareholders who have not voted will be solicited again. Follow-up solicitations, which are a fund expense, are costly. After the second solicitation, if there still aren't enough votes, the meeting will be adjourned again and another solicitation will be made, at an additional cost. The process will continue until there are enough votes. That's why your vote is important and why we urge you to vote your proxy now if you haven't already done so.

Massachusetts Investors Trust (MIT) will not technically hold a shareholder meeting, but instead will solicit ballots. MIT shareholders are asked to return their ballots by October 19, 2001.

                   The 2001 Shareholder Proxy for MFS(R) Funds


Contact information and schedules

This chart shows the telephone number for shareholders to call if they have questions about the proxy as well as the critical dates for each group of mailings.

1-888-832-6971                                   1-888-832-6971                               1-888-833-2397

Record date:  July 27, 2001                      Record date:  August 14, 2001                Record date:  August 23, 2001
Mailing date:  August 27, 2001                   Mailing date:  September 13, 2001            Mailing date:  September 10, 2001
Meeting date:  October 12, 2001                  Meeting date:  October 31, 2001              Meeting date:  November 1, 2001
-------------------------------                  -------------------------------              -------------------------------
MFS(R)Closed-End Funds -                         MFS(R)Closed-End Funds -                     MFS(R)Union Standard Equity Fund
MFS(R)Municipal Income Trust                     MFS(R)Government Markets Income Trust
MFS(R)Multimarket Income Trust                   MFS(R)Intermediate Income Trust
                                                 MFS(R)Charter Income Trust                   1-888-833-2397
                                                 MFS(R)Special Value Trust
                                                                                              Record date:  August 23, 2001
1-888-832-5695                                                                                Mailing date:  September 10, 2001
                                                 1-888-832-8297                               Meeting date:  November 1, 2001
Record date:  July 27, 2001                                                                   -------------------------------
Mailing date:  August 27, 2001                   Record date:  August 14, 2001                MFS(R)Institutional Trust -
Meeting date:  October 19, 2001                  Mailing date:  September 13, 2001            MFS(R)Institutional Core Equity Fund
-------------------------------                  Meeting date:  November 7, 2001              MFS(R)Institutional Emerging
Massachusetts Investors Trust (MIT)*             -------------------------------                    Equities Fund
Massachusetts Investors Growth Stock Fund        MFS(R)Government Limited Maturity Fund       MFS(R)Institutional High Yield Fund
MFS(R)Growth Opportunities Fund                  MFS(R)Cash Reserve Fund                      MFS(R)Institutional International
MFS(R)Government Securities Fund                 MFS(R)Global Asset Allocation Fund                 Equity Fund
MFS(R)High Income Fund                           MFS(R)Strategic Growth Fund                  MFS(R)Institutional Large Cap
MFS(R)Municipal High Income Fund                 MFS(R)Research Growth and Income Fund              Growth Fund
MFS(R)High Yield Opportunities Fund              MFS(R)Core Growth Fund                       MFS(R)Institutional Mid Cap
MFS(R)Money Market Fund                          MFS(R)Value Fund                                   Growth Fund
MFS(R)Government Money Market Fund               MFS(R)New Discovery Fund                     MFS(R)Institutional Research Fund
MFS(R)Municipal Bond Fund                        MFS(R)Research International Fund            MFS(R)Institutional International
MFS(R)Mid Cap Growth Fund                        MFS(R)Technology Fund                              Research Equity Fund
MFS(R)Total Return Fund                          MFS(R)Global Telecommunications Fund         MFS(R)Institutional Large Cap
MFS(R)Research Fund                              MFS(R)Managed Sectors Fund                         Value Fund
MFS(R)International New Discovery Fund           MFS(R)Emerging Growth Fund                   MFS(R)Institutional Real Estate
MFS(R)Capital Opportunities Fund                 MFS(R)Large Cap Growth Fund                        Investment Fund
MFS(R)Bond Fund                                  MFS(R)Global Total Return Fund
MFS(R)Limited Maturity Fund                      MFS(R)Utilities Fund
MFS(R)Municipal Limited Maturity Fund            MFS(R)Global Equity Fund
MFS(R)Research Bond Fund                         MFS(R)Strategic Income Fund
MFS(R)Government Mortgage Fund                   MFS(R)Global Growth Fund
MFS(R)Emerging Markets Equity Fund               MFS(R)State Municipal Funds
MFS(R)International Growth Fund                  MFS(R)Municipal Income Fund
MFS(R)International Investors Trust
MFS(R)Strategic Value Fund






*MIT will not technically hold a shareholder meeting but instead will solicit ballots for an indefinite period. MIT shareholders will be asked to return their ballots by October 19, 2001.

                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ X ]
Filed by a party other than the Registrant
Check the appropriate box:  [    ] Preliminary Proxy Statement
                            [    ] Confidential for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[ X ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MFS(R)Series Trust I (File Nos. 33-7638 and 811-4777) on behalf of MFS(R)Cash Reserve Fund, MFS(R)Core Growth Fund, MFS(R)Global Asset Allocation Fund, MFS(R)Global Telecommunications Fund, MFS(R)Japan Equity Fund, MFS(R)Managed Sectors Fund, MFS(R)New Discovery Fund, MFS(R)Research Growth and Income Fund, MFS(R)Research International Fund, MFS(R)Strategic Growth Fund, MFS(R)Technology Fund and MFS(R)Value Fund; MFS(R)Series Trust II (File Nos. 33-7637 and 811-4775) on behalf of MFS(R)Emerging Growth Fund and MFS(R)Large Cap Growth Fund; MFS(R)Series Trust III (File Nos. 2-60491 and 811-2794) on behalf of MFS(R)High Income Fund, MFS(R)High Yield Opportunities Fund and MFS(R)Municipal High Income Fund; MFS(R)Series Trust IV (File Nos. 2-54607 and 811-2594) on behalf of MFS(R)Government Money Market Fund, MFS(R)Mid Cap Growth Fund, MFS(R)Money Market Fund and MFS(R)Municipal Bond Fund; MFS(R)Series Trust V (File Nos. 2-38613 and 811-2031) on behalf of MFS(R)International New Discovery Fund, MFS(R)International Strategic Growth Fund, MFS(R)Research Fund, MFS(R)Total Return Fund and MFS(R)International Value Fund; MFS(R)Series Trust VI (File Nos. 33-34502 and 811-6102) on behalf of MFS(R)Global Equity Fund, MFS(R)Global Total Return Fund and MFS(R) Utilities Fund; MFS(R)Series Trust VII (File Nos. 2-68918 and 811-3090) on behalf of MFS(R)Capital Opportunities Fund; MFS(R)Series Trust VIII (File Nos. 33-37972 and 811-5262) on behalf of MFS(R)Global Growth Fund and MFS(R) Strategic Income Fund; MFS(R)Series Trust IX (File Nos. 2-50409 and 811-2464) on behalf of MFS(R)Bond Fund, MFS(R) Emerging Opportunities Fund, MFS(R)High Quality Bond Fund, MFS(R)Intermediate Investment Grade Bond Fund, MFS(R) Large Cap Value Fund, MFS(R)Limited Maturity Fund, MFS(R)Municipal Limited Maturity Fund and MFS(R)Research Bond Fund; MFS(R)Series Trust X (File Nos. 33-1657 and 811-4492) on behalf of MFS(R)Emerging Markets Debt Fund, MFS(R) Emerging Markets Equity Fund, MFS(R)European Equity Fund, MFS(R)Fundamental Growth Fund, MFS(R)Gemini Large Cap U.S. Fund, MFS(R)Gemini U.K. Fund, MFS(R)Global Conservative Equity Fund, MFS(R)Global Health Sciences Fund, MFS(R) Government Mortgage Fund, MFS(R)High Yield Fund, MFS(R)Income Fund, MFS(R)International ADR Fund, MFS(R)International Core Equity Fund, MFS(R)International Growth Fund, MFS(R)International Investors Trust, MFS(R)Multi Cap Growth Fund, MFS(R)New Endeavor Fund and MFS(R)Strategic Value Fund; MFS(R)Series Trust XI (File Nos. 33-68310 and 811-7992) on behalf of MFS(R)Union Standard Equity Fund, VertexSM Contrarian Fund and VertexSM International Fund; Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859); Massachusetts Investors Trust (File Nos. 2-11401 and 811-203); MFS(R)Government Limited Maturity Fund (File Nos. 2-96738 and 811-4253); MFS(R) Government Securities Fund (File Nos. 2-74959 and 811-3327); MFS(R)Growth Opportunities Fund (File Nos. 2-36431 and 811-2032); MFS(R)Municipal Series Trust (File Nos. 2-92915 and 811-4096) on behalf of MFS(R)Alabama Municipal Bond Fund, MFS(R)Arkansas Municipal Bond Fund, MFS(R)California Municipal Bond Fund, MFS(R)Florida Municipal Bond Fund, MFS(R)Georgia Municipal Bond Fund, MFS(R)Maryland Municipal Bond Fund, MFS(R)Massachusetts High Income Tax Free Fund, MFS(R)Massachusetts Municipal Bond Fund, MFS(R)Mississippi Municipal Bond Fund, MFS(R)New York High Income Tax Free Fund, MFS(R)New York Municipal Bond Fund, MFS(R)North Carolina Municipal Bond Fund, MFS(R) Pennsylvania Municipal Bond Fund, MFS(R)South Carolina Municipal Bond Fund, MFS(R)Tennessee Municipal Bond Fund, MFS(R)Virginia Municipal Bond Fund, MFS(R)West Virginia Municipal Bond Fund and MFS(R)Municipal Income Fund; MFS(R) Charter Income Trust (File Nos. 33-29012 and 811-5822); MFS(R)Government Markets Income Trust (File Nos. 33-12945 and 811-5078); MFS(R)Intermediate Income Trust (File Nos. 33-19364 and 811-5440); MFS(R)Multimarket Income Trust (File Nos. 33-11246 and 811-4975); MFS(R)Municipal Income Trust (File Nos. 33-8850 and 811-4841); MFS(R)Special Value Trust (File Nos. 33-31346 and 811-5912); MFS(R)Institutional Trust (File Nos. 33-37615 and 811-6174) on behalf of MFS(R)Institutional Core Equity Fund, MFS(R)Institutional Emerging Equities Fund, MFS(R)Institutional High Yield Fund, MFS(R)Institutional International Equity Fund, MFS(R)Institutional International Large Cap Growth Fund, MFS(R)Institutional Large Cap Value Fund, MFS(R)Institutional Mid Cap Growth Fund, MFS(R)Institutional Real Estate Investment Fund and MFS(R)Institutional Research Fund; MFS Variable Insurance Trust (File Nos. 33-74668 and 811-8326) on behalf of MFS(R)Bond Series, MFS(R)Capital

Opportunities Series, MFS(R)Emerging Growth Series, MFS(R) Global Equity Series, MFS(R)Global Governments Series, MFS(R)High Income Series, MFS(R)Investors Growth Stock Series, MFS(R)Investors Trust Series, MFS(R)Mid Cap Growth Series, MFS(R)Money Market Series, MFS(R)New Discovery Series, MFS(R)Research Series, MFS(R)Total Return Series and MFS(R)Utilities Series

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                (Name of Registrant as Specified in its Charter)

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       (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
       [ X ]  No fee required

       [   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
             and 0-11.

       (1)   Title of each class of securities to which transaction applies:
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       (2)   Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
       (3)   Per unit price or other underlying value of transaction
             computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
       (4)   Proposed maximum aggregate value of transaction:
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       (5)   Total Fee Paid:
--------------------------------------------------------------------------------
       [   ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
       [   ] Check box if any part of the fee is offset as provided by
             Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount previously paid:
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       (2)   Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
       (3)   Filing Party:
--------------------------------------------------------------------------------
       (4)   Date Filed:
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